Exhibit 99.1

YOGAWORKS, INC. REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

LOS ANGELES, November 14, 2018 – YogaWorks, Inc. (NASDAQ:YOGA) (the “Company”), one of the largest providers of high quality yoga instruction in the U.S., today announced financial results for the third quarter ended September 30, 2018.

Rosanna McCollough, President and Chief Executive Officer of YogaWorks, stated, “We are pleased to have delivered third quarter results that were in line with our expectations and to be maintaining our outlook for the year.  Our first priority remains to stabilize our base business and we are making progress across multiple initiatives that we believe will drive healthier revenue growth at improved EBITDA margin rates. These actions include: (1) refinement of our overall promotional strategy, (2) enhancements to our product offering, (3) an updated marketing strategy, and (4) the optimization of our studio base. Once we believe we have achieved our objectives, we plan to resume our acquisition strategy and remain confident in our position as the acquirer of choice.”

Results for the third quarter ended September 30, 2018

	September 30, 2018	September 30, 2017
GAAP Results(1)
Net revenue	$15.2 million	$13.5 million
Net income / (loss)	$(13.9) million	$(4.6) million

Non-GAAP Results(2)
Studio Count at quarter end	70	53
Adjusted EBITDA	$(1.8) million	$(432) thousand
Adjusted free cash flow	$(2.9) million	$(443) thousand
Studio-Level free cash flow	$733 thousand	$2.6 million
Studio-Level EBITDA	$1.8 million	$2.6 million
Adjusted net income/(loss)	$(3.6) million	$(3.1) million

(1)	U.S. Generally Accepted Accounting Principles (“GAAP”).
(2)

Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flows, Studio-Level free cash flows and adjusted net loss are non-GAAP measures. For reconciliations to GAAP net loss, see “Reconciliations of Non-GAAP Financial Measures” accompanying this press release.

For the third quarter ended September 30, 2018:

-	Net revenue was $15.2 million, a 12% increase compared to $13.5 million in the third quarter of 2017.

-	The Company ended the quarter with 70 studios in nine regional markets.

-	Adjusted EBITDA was $(1.8) million compared to adjusted EBITDA of $(432) thousand for the same quarter last year.

-	Adjusted net loss was $3.6 million compared to adjusted net loss of $3.1 million for the same period last year.

For a reconciliation of GAAP net loss to Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flows, Studio-Level free cash flows and Adjusted net loss, please see “Reconciliations of Non-GAAP Financial Measures” accompanying this press release.

Balance Sheet and Cash Flow Highlights

-	Cash and cash equivalents were $13.2 million as of September 30, 2018.

-

Cash used in operating activities was $1.8 million for the third quarter ended September 30, 2018, as compared to cash provided by operating activities of $2.5 million for the third quarter ended September 30, 2017.

Guidance

For fiscal year 2018, the Company continues to expect net revenue between $59 million and $60 million and adjusted EBITDA between $(6.95) million and $(5.95) million. This compares to net revenue of $54.5 million and adjusted EBITDA of $(1.2) million for 2017.

Conference Call to Discuss Third Quarter Results

The Company will host a conference call and webcast to discuss its financial results for the third quarter ended September 30, 2018, today, November 14, 2018, beginning at 4:30 p.m. Eastern Time. Those interested in participating in the call are invited to dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (international). A live webcast of the conference call will also be available online at www.yogaworks.com under the Investor Relations section and will remain available for 30 days following the live call. A replay will also be available two hours following the call through November 28, 2018, via telephone at 1-844-512-2921 (U.S.) and 1-412-317-6671 (international) by entering the replay pin 13682136.

About YogaWorks, Inc.

YogaWorks, Inc. is one of the largest providers of high quality yoga instruction in the U.S., with 70 studios in nine markets including Los Angeles, Orange County, Northern California, New York City, Boston, Baltimore, the Washington, D.C. area, Houston and Atlanta. YogaWorks strives to make yoga accessible to everybody and offers a wide range of class styles for people of all ages and abilities. Through its studios, the Company offers yoga classes, integrated fitness classes, workshops, teacher training programs and yoga-related retail merchandise. In addition to its studio locations, YogaWorks offers online instruction through its MyYogaWorks web platform, which provides subscribers with a highly curated catalog of over 1,100 yoga and meditation classes.

Forward-Looking Statements

This press release may include forward-looking statements that reflect the Company’s current views about future events and financial performance. All statements other than statements of historical facts included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events are forward-looking statements.

These forward-looking statements are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not place undue reliance on any of the Company’s forward-looking statements because they are subject to a variety of risks and uncertainties. Factors that could cause results to differ from those reflected in the forward-looking statements are set forth in the Company’s prior press releases and public filings with the Securities and Exchange Commission, which are available via the Company’s website at www.yogaworks.com. The forward-looking statements in this press release speak only as of the date of this release and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Contacts:

Investor Relations:

Jean Fontana, ICR, Inc.

646-277-1200

IR@yogaworks.com

YogaWorks, Inc.

Condensed Consolidated Balance Sheets (Unaudited)

	As of September 30, 2018	As of December 31, 2017
Assets
Current assets
Cash and cash equivalents	$13,179,294	$22,095,216
Inventories	1,212,104	1,212,608
Prepaid expenses and other current assets	947,460	1,145,067
Total current assets	15,338,858	24,452,891
Property and equipment, net	9,150,733	10,418,203
Intangible assets, net	14,408,349	22,142,275
Goodwill	5,429,063	12,768,773
Other non-current assets	1,262,530	1,224,179
Total assets	$45,589,533	$71,006,321

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$3,123,797	$3,794,569
Accrued compensation	1,203,241	1,947,134
Deferred revenue	6,387,875	7,187,948
Current portion of deferred rent	120,010	122,607
Total current liabilities	10,834,923	13,052,258
Deferred rent, net of current portion	3,540,956	3,418,886
Deferred tax liability	2,402	—
Total liabilities	14,378,281	16,471,144

Commitments and Contingencies (Note 14)

Stockholders’ equity
Common stock $0.001 par value; 50,000,000 shares authorized, 16,620,284 issued and 16,477,675 outstanding at September 30, 2018 and 50,000,000 shares authorized, 16,435,505 issued and 16,332,510 outstanding at December 31, 2017	16,478	16,333
Additional paid in capital	112,837,218	111,650,415
Accumulated deficit	(81,642,444)	(57,131,571)
Total stockholders’ equity	31,211,252	54,535,177
Total liabilities and stockholders’ equity	$45,589,533	$71,006,321

YogaWorks, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net revenues	$15,150,692	$13,518,513	$45,550,867	$40,002,033
Cost of revenues and operating expenses
Cost of revenues	6,212,640	5,153,324	17,892,463	15,087,713
Center operations	7,179,487	5,732,994	21,012,976	17,002,858
General and administrative expenses	4,158,868	4,556,887	12,617,813	11,661,716
Depreciation and amortization	1,874,008	2,161,126	6,471,036	6,530,589
Goodwill impairment	5,550,000	—	8,024,819	—
Asset impairment	4,118,939	—	4,118,939	—
Total cost of revenues and operating expenses	29,093,942	17,604,331	70,138,046	50,282,876
Loss from operations	(13,943,250)	(4,085,818)	(24,587,179)	(10,280,843)
Interest (income) expense, net	(46,613)	532,939	(96,886)	1,343,445
Net loss before provision for income taxes	(13,896,637)	(4,618,757)	(24,490,293)	(11,624,288)

Provision for (benefit from) income taxes	2,667	(27,933)	20,580	31,074
Net loss	(13,899,304)	(4,590,824)	(24,510,873)	(11,655,362)
Less preferred rights dividend on redeemable preferred stock	—	—	—	(995,743)
Net loss attributable to common stockholders	$(13,899,304)	$(4,590,824)	$(24,510,873)	$(12,651,105)

YogaWorks, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities
Net loss	$(24,510,873)	$(11,655,362)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,471,036	6,530,589
Goodwill impairment	8,024,819	—
Asset impairment	4,118,939	—
Deferred tax	2,402	13,906
Paid-in-kind interest expense capitalized to convertible note	—	291,585
Beneficial conversion feature	—	147,877
Amortization of debt issuance cost	—	69,164
Debt issuance cost written-off	—	318,016
Stock-based compensation expense	1,284,099	2,119,252
Changes to operating assets and liabilities, net of effects from acquisitions:
Tenant improvement allowances received	47,530	—
Inventories	4,470	47,575
Prepaid expenses and other current assets	197,607	656,902
Other non-current assets	(919)	(76,689)
Accounts payable and accrued expenses	(186,078)	2,707,751
Accrued compensation	(743,893)	(640)
Deferred revenue	(1,154,686)	391,885
Deferred rent and other non-current liabilities	71,943	94,085
Net cash (used in) provided by operating activities	(6,373,604)	1,655,896
Cash flows from investing activities
Purchases of property, equipment, and intangible assets	(1,079,543)	(958,602)
Acquisition earnout and holdback payments	(643,694)	(445,400)
Cash paid for acquisitions, net of earnouts	(721,930)	—
Net cash used in investing activities	(2,445,167)	(1,404,002)
Cash flows from financing activities
Repurchase of shares to satisfy tax withholding	(97,151)	—
Principal payment on term loans	—	(6,956,250)
Principal payment on convertible note	—	(3,300,403)
Principal payment on subordinated notes	—	(200,000)
Proceeds from issuance of convertible note	—	35,083,288
Proceeds from issuance of common stock	—	3,200,000
Net cash (used in) provided by financing activities	(97,151)	27,826,635
Increase (decrease) in cash and cash equivalents	(8,915,922)	28,078,529
Cash and cash equivalents, beginning of period	22,095,216	1,912,421
Cash and cash equivalents, end of period	$13,179,294	$29,990,950
Supplemental disclosure of cash flow information
Cash paid during the period for:
Interest paid	$—	$516,694
Supplemental disclosure of non-cash activities
Investing activities
Purchase consideration liabilities related to acquisitions	$159,000	$—
Financing activities
Dividends on preferred redeemable stock accrued	—	995,743
Paid-in-kind interest expense capitalized convertible note	—	291,585
Purchase consideration liabilities related to acquisitions	—	120,031
Conversion of convertible notes to equity	—	11,825,774
Conversion of preferred redeemable stock to equity	—	62,388,567

YogaWorks, Inc.

 Reconciliations of Non-GAAP Financial Measures

This press release contains financial measures called Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow, Studio-Level free cash flow and Adjusted net loss which are not calculated in accordance with GAAP. The Company uses these financial measures to understand and evaluate its business. Adjusted EBITDA is a supplemental measure of the operating performance of the core business operations. Studio-Level EBITDA is a supplemental measure of the operating performance of the studios. Adjusted free cash flow is a supplemental measure of the operating performance of the core business operations excluding deferred revenue. Studio-Level free cash flow is a supplemental measure of the operating performance of the studios excluding deferred revenue. Adjusted net loss is a supplemental measure of operating performance that is adjusted for certain non-recurring items that we do not believe directly reflect the core business operations. Accordingly, the Company believes Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow, Studio-Level free cash flow and Adjusted net loss provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as management and the Board. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Adjusted EBITDA, Studio-Level EBITDA, Adjusted free cash flow and Studio-Level free cash flow

The following table presents a reconciliation of Adjusted EBITDA and Studio-Level EBITDA to Net loss. In addition, Adjusted free cash flow and Studio-Level free cash flow are presented for each of the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
(in thousands)	(Unaudited)
Net loss	$(13,899)	$(4,591)	$(24,511)	$(11,655)
Interest (income) expense, net	(47)	533	(97)	1,343
Provision for (benefit from) income taxes	3	(28)	21	31
Depreciation and amortization	1,874	2,161	6,471	6,531
Goodwill impairment	5,550	—	8,025	—
Asset impairment	4,119	—	4,119	—
Deferred rent(a)	36	(6)	72	94
Stock based compensation(b)	334	1,294	1,284	2,119
Legal settlement(c)	75	37	75	902
Severance(d)	108	2	176	87
Executive recruiting(e)	45	49	45	79
Professional fees(f)	—	92	71	253
Great Hill Partners expense reimbursement fees(g)	—	25	—	75
Studio closure expenses (h)	17	—	17	—
Other	32	—	32	—
Adjusted EBITDA	(1,753)	(432)	(4,200)	(141)
Change in deferred revenue(i)	(1,111)	(11)	(1,036)	531
Adjusted free cash flow	(2,864)	(443)	(5,236)	390
Other general and administrative expenses(j)	3,597	3,059	10,967	8,147
Studio-Level free cash flow	733	2,616	5,731	8,537
Change in deferred revenue(i)	1,111	11	1,036	(531)
Studio-Level EBITDA	$1,844	$2,627	$6,767	$8,006

(a)	Reflects the extent to which our rent expense for the period has been above or below our cash rent payments.
(b)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(c)	Legal settlement expenses incurred in the period to settle claims.
(d)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(e)	Executive recruiting expenses incurred in connection with the recruitment and hiring of members of our executive management team.
(f)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.

(g)	Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with affiliates of Great Hill Partners, which was terminated upon completion of our IPO.
(h)	Represents closure expenses of one Boston area studio that closed in the third quarter of 2018.
(i)	Represents change in deferred revenue that is reflected in the consolidated statements of operations, excluding the change in gift card liabilities and deferred revenue from acquisitions.
(j)

Represents general and administrative expenses that are corporate and regional expenses and not incurred by our studios, and which are primarily comprised of expenses related to (i) wages and benefits of corporate and regional employees, (ii) non-studio rent, utilities and maintenance, (iii) corporate and regional marketing and advertising, and (iv) corporate professional fees. Other general and administrative expenses exclude any general and administrative expenses related to deferred rent, stock-based compensation, legal settlement, severance, executive recruiting, professional fees, the Great Hill Partners expense reimbursement fees or any other general and administrative expenses that are included in the reconciliation of net loss to Adjusted EBITDA.

Adjusted net loss

The following table presents a reconciliation of Adjusted net loss to Net loss for each of the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
(in thousands)	(Unaudited)
Net loss	$(13,899)	$(4,591)	$(24,511)	$(11,655)
Goodwill impairment	5,550	—	8,025	—
Asset impairment	4,119	—	4,119	—
Stock based compensation(a)	334	1,294	1,284	2,119
Legal settlement(b)	75	37	75	902
Severance(c)	108	2	176	87
Executive recruiting(d)	45	49	45	79
Professional fees(e)	—	92	71	253
Great Hill Partners expense reimbursement fees(f)	—	25	—	75
Studio closure expenses (g)	17	—	17	—
Other	32	—	32	—
Adjusted net loss	$(3,619)	$(3,092)	$(10,667)	$(8,140)

(a)	Non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards and forfeitures.
(b)	Legal settlement expenses incurred in the period to settle claims.
(c)	Severance expenses incurred in the period related to the termination of studio and non-studio employees.
(d)	Executive recruiting expenses incurred in connection with the recruitment and hiring of members of our executive management team.
(e)	Professional fees related to certain accounting, tax and consulting services that were expensed in connection with our acquisitions.
(f)	Represents expense reimbursement fees incurred in connection with our Expense Reimbursement Agreement with Great Hill Partners, which was terminated upon completion of our IPO.
(g)	Represents closure expenses of one Boston area studio that closed in the third quarter of 2018.